Exhibit 10.18

Supplementary Agreement to Exclusive Option Agreement

This Supplementary Agreement to Exclusive Option Agreement (this “Supplementary Agreement”) is executed by and among the following Parties as of May 10, 2010 in Beijing, People’s Republic of China (“PRC”):

Party A:       ChinaCache International Holdings Ltd., a Cayman corporation,   organized and existing under the company law of the Cayman Islands, British West Indies (“Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor, P.O. Box 2804, George Town, Cayman Islands, British West Indies;

Party B:       Song Wang, a citizen of the PRC with Chinese Identification No.:           ; and

Party C:       Beijing Blue I. T. Technologies Co., Ltd., a limited liability company organized and existing under the laws of China.

In this Supplementary Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

A.        Party B holds 55% of the equity interest in Party C;

B.         The Parties entered into an Exclusive Option Agreement on September 23, 2005 (the “Exclusive Option Agreement”), according to which, Party B irrevocably granted Party A an option to purchase from Party B all or part of the equity interest of Party C held by Party B to the extent permitted by the PRC laws (the “Equity Interest Purchase Option”);

C.         Party A and Party B executed a Loan Agreement on September 23, 2005 (the “Loan Agreement”), according to which, Lender provides a loan in US dollars which is equivalent to RMB4,500,000 in accordance with the provisions of applicable laws (the “Loan”) for the business development of Party C. Party A and Party B entered into a Supplementary Agreement to the Loan Agreement on May 10, 2010, according to which, Lender acknowledges that, besides the Loan, since September 23, 2005, Lender agrees to provide financial support as needed by the Borrower Company to Borrower in ways permitted by the PRC laws and regulations (“Financial Support”) for the development of the Borrower Company’s business.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                                                         Section 2.1.7 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not provide any person with any loan or credit.”  The Parties hereby agree to amend this Section 2.1.7 to: “Party C shall not provide any person with any loan or credit.”  If, before the execution of this Supplementary Agreement, Party C has provided loan or credit to any person with Party A’s consent, Party C shall cause the borrower of such loan or credit to repay such loan or credit immediately after the execution of this Supplementary Agreement.

2.                                                         Section 2.1.13 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders.” The Parties hereby agree to amend this Section 2.1.13 to: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders; if upon Party A’s written request, Party C distributes all or part of its distributable profits to its shareholders, then Party B shall provide such profits as received to Party A’s wholly-owned subsidiary in China in ways permitted by the PRC laws.”

3.                                                         Section 1.3 of the Exclusive Option Agreement provides: “Unless an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal to the amount of outstanding loan provided under the Loan Agreement between Party A and Party B. The Equity Interest Purchase Price shall be off-set by the amount of outstanding loan payable by Party B.” The Parties hereby agree to amend this Section 1.3 to: “The purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal to the sum of the amount of outstanding loan provided under the Loan Agreement between Party A and Party B and the amount of outstanding Financial Support provided under the Supplementary Agreement to the Loan Agreement, and the Equity Interest Purchase Price can be off-set by the amount of outstanding loan and Financial Support payable by Party B.  If an appraisal to Party C’s equity interest is required under the PRC laws upon Party A’s exercise of the Equity Interest Purchase Option, the Equity Interest Purchase Price shall be determined by the appraisal result in accordance with PRC laws; if the after-appraisal Equity Interest Purchase Price obtained by Party B is higher than the sum of the outstanding loans under the Loan Agreement and the outstanding Financial Support under the Supplementary Agreement to the Loan Agreement, then Party B agrees to provide such excessive amount to Party A’s wholly-owned subsidiary in China in ways permitted by the PRC laws.”

Section 1.5 of the Exclusive Option Agreement provides: “The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.”  The Parties hereby agree to amend this Section 1.5 to: “The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to set off the outstanding loans and/or Financial Support payable by Party B by the actual Equity Interest Purchase Price, and whenever the total outstanding loans and/or Financial Support are set off in full, Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B, and Party B’s loans and Financial Support (if any) will be released.”

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Supplementary Agreement as of the date first above written.

Party A: ChinaCache International Holdings Ltd.

By:	/s/ Xiaohong Kou
Name: Xiaohong Kou
Title: Director

Party B: Song Wang

By:	/s/ Song Wang

Party C: Beijing Blue I. T. Technologies Co., Ltd.

By:	/s/ Xiaohong Kou
Name: Xiaohong Kou
Title: Legal Representative

Supplementary Agreement to Exclusive Option Agreement

This Supplementary Agreement to Exclusive Option Agreement (this “Supplementary Agreement”) is executed by and among the following Parties as of May 10, 2010 in Beijing, People’s Republic of China (“PRC”):

Party A:                     ChinaCache International Holdings Ltd., a Cayman corporation,   organized and existing under the company law of the Cayman Islands, British West Indies (“Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor, P.O. Box 2804, George Town, Cayman Islands, British West Indies;

Party B:                      Xiaohong Kou, a citizen of the PRC with Chinese Identification No.:           ; and

Party C:                     Beijing Blue I. T. Technologies Co., Ltd., a limited liability company organized and existing under the laws of China.

In this Supplementary Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

A.                                   Party B holds 45% of the equity interest in Party C;

B.                                     The Parties entered into an Exclusive Option Agreement on September 23, 2005 (the “Exclusive Option Agreement”), according to which, Party B irrevocably granted Party A an option to purchase from Party B all or part of the equity interest of Party C held by Party B to the extent permitted by the PRC laws (the “Equity Interest Purchase Option”);

C.                                     Party A and Party B executed a Loan Agreement on September 23, 2005 (the “Loan Agreement”), according to which, Lender provides a loan in US dollars which is equivalent to RMB4,500,000 in accordance with the provisions of applicable laws (the “Loan”) for the business development of Party C. Party A and Party B entered into a Supplementary Agreement to the Loan Agreement on May 10, 2010, according to which, Lender acknowledges that, besides the Loan, since September 23, 2005, Lender agrees to provide financial support as needed by the Borrower Company to Borrower in ways permitted by the PRC laws and regulations (“Financial Support”) for the development of the Borrower Company’s business.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                                                         Section 2.1.7 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not provide any person with any loan or credit.”  The Parties hereby agree to amend this Section 2.1.7 to: “Party C shall not provide any person with any loan or credit.”  If, before the execution of this Supplementary Agreement, Party C has provided loan or credit to any person with Party A’s consent, Party C shall cause the borrower of such loan or credit to repay such loan or credit immediately after the execution of this Supplementary Agreement.

2.                                                         Section 2.1.13 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders.” The Parties hereby agree to amend this Section 2.1.13 to: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders; if upon Party A’s written request, Party C distributes all or part of its distributable profits to its shareholders, then Party B shall provide such profits as received to Party A’s wholly-owned subsidiary in China in ways permitted by the PRC laws.”

3.                                                         Section 1.3 of the Exclusive Option Agreement provides: “Unless an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal to the amount of outstanding loan provided under the Loan Agreement between Party A and Party B. The Equity Interest Purchase Price shall be off-set by the amount of outstanding loan payable by Party B.” The Parties hereby agree to amend this Section 1.3 to: “The purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal to the sum of the amount of outstanding loan provided under the Loan Agreement between Party A and Party B and the amount of outstanding Financial Support provided under the Supplementary Agreement to the Loan Agreement, and the Equity Interest Purchase Price can be off-set by the amount of outstanding loan and Financial Support payable by Party B.  If an appraisal to Party C’s equity interest is required under the PRC laws upon Party A’s exercise of the Equity Interest Purchase Option, the Equity Interest Purchase Price shall be determined by the appraisal result in accordance with PRC laws; if the after-appraisal Equity Interest Purchase Price obtained by Party B is higher than the sum of the outstanding loans under the Loan Agreement and the outstanding Financial Support under the Supplementary Agreement to the Loan Agreement, then Party B agrees to provide such excessive amount to Party A’s wholly-owned subsidiary in China in ways permitted by the PRC laws.”

Section 1.5 of the Exclusive Option Agreement provides: “The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.”  The Parties hereby agree to amend this Section 1.5 to: “The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to set off the outstanding loans and/or Financial Support payable by Party B by the actual Equity Interest Purchase Price, and whenever the total outstanding loans and/or Financial Support are set off in full, Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B, and Party B’s loans and Financial Support (if any) will be released.”

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Supplementary Agreement as of the date first above written.

Party A: ChinaCache International Holdings Ltd.

By:	/s/ Xiaohong Kou
Name: Xiaohong Kou
Title: Director

Party B: Xiaohong Kou

By:	/s/ Xiaohong Kou

Party C: Beijing Blue I. T. Technologies Co., Ltd.

By:	/s/ Xiaohong Kou
Name: Xiaohong Kou
Title: Legal Representative